N / E / W / S R / E / L / E / A / S / E

July 25, 2023

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES SECOND QUARTER 2023 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME)

Second Quarter 2023 Highlights:

•    Net income available to common stockholders was $60.4 million and diluted earnings per common share totaled $1.02, compared to $38.5 million and $.63 in the second quarter of 2022, and $63.6 million and $1.07 in the first quarter of 2023.
•    Adjusted net income1 was $60.4 million and adjusted diluted earnings per share1 totaled $1.02, compared to $60.0 million and $1.01 in the second quarter of 2022, and $63.6 million and $1.07 in the first quarter of 2023.
•    Strong capital position with Common Equity Tier 1 Capital Ratio of 11.07 percent
•    Total loans grew $46.7 million, or 1.5 percent annualized on a linked quarter basis, and $163.2 million, or 5.4 percent annualized when excluding non-relationship based commercial loan sales that occurred during the quarter of $116.6 million.
•    Total deposits declined $122.1 million, or 3.3 percent annualized on a linked quarter basis
•    Nonaccrual loans totaled $69.2 million compared to $46.6 million on a linked quarter basis
•    The efficiency ratio totaled 52.21 percent for the quarter

Mark Hardwick, Chief Executive Officer, stated, “We are pleased to report our second quarter 2023 results. Performance remains healthy and strong and our teams continue to meet the demands of our communities and client base.”

Second Quarter Financial Results:

First Merchants Corporation (the “Corporation) has reported second quarter 2023 net income available to common stockholders of $60.4 million compared to $38.5 million during the same period in 2022. Diluted earnings per common share for the period totaled $1.02 per share compared to the second quarter of 2022 result of $.63 per share. Prior year results included acquisition costs related to the acquisition of Level One of $29.3 million resulting in a reduction of $.38 of diluted earnings per common share.

Total assets equaled $18.0 billion as of quarter-end and loans totaled $12.3 billion. During the past twelve months, total loans grew by $1.0 billion, or 9.2 percent and were offset by the non-relationship based commercial loan sale of $116.6 million and PPP loan forgiveness of $29.6 million. On a linked quarter basis, loans grew $163.2 million, or 5.4 percent, when excluding the loan sale that occurred during the quarter of $116.6 million.

Investments, totaling $3.9 billion, decreased $738.5 million, or 16.0 percent, during the last twelve months and decreased $165.9 million, or 16.4 percent annualized on a linked quarter basis. The decline during the quarter was primarily due to $101.0 million of bond sales.

Total deposits equaled $14.6 billion as of quarter-end and increased by $10.3 million over the past twelve months. Total deposits declined $122.1 million, or 3.3 percent annualized on a linked quarter basis. The loan to deposit ratio for the current quarter ended at 84.3 percent.

The Corporation’s Allowance for Credit Losses – Loans (ACL) totaled $221.1 million as of quarter-end, or 1.80 percent of total loans, a decrease of $5.1 million from prior year. Loan charge-offs, net of recoveries, for the quarter totaled $1.9 million. No provision expense was recorded during the quarter or during the last twelve months. Non-performing assets to total assets were 0.43 percent for the second quarter of 2023, an increase of 13 basis points compared to 0.30 percent in the second quarter of 2022.

Net-interest income, totaling $137.8 million for the quarter, declined $6.3 million, or 4.4 percent, compared to prior quarter and increased $9.2 million, or 7.1 percent compared to the second quarter of 2022. Stated net-interest margin on a tax equivalent basis, totaling 3.39 percent, declined by 19 basis points compared to the first quarter of 2023 but increased 11 basis points compared to the second quarter of 2022. Net-interest margin, excluding the impact of fair value accretion and PPP loans, totaled 3.34 percent, a decrease of 18 basis points compared to 3.52 percent for the first quarter of 2023 but an increase of 15 basis points from the second quarter of 2022. During the quarter, increased deposit costs and mix offset the increase in earning asset yields reducing net-interest margin.

Non-interest income, totaling $26.3 million for the quarter, increased $1.3 million or 5.3 percent compared to the first quarter of 2023 but decreased $2.0 million from the second quarter of 2022. The increase over first quarter of 2023 was driven primarily by higher gains on the sales of loans and BOLI death benefit gains.

Non-interest expense totaled $92.6 million for the quarter, a decline of $1.1 million from the first quarter of 2023. The decrease was from lower salaries and employee benefits, partially offset by increases in FDIC assessments and other real estate owned and foreclosure expense.

The Corporation’s total risk-based capital ratio equaled 13.48 percent, common equity tier 1 capital ratio equaled 11.07 percent, and the tangible common equity ratio totaled 7.99 percent. These ratios continue to reflect the Corporation’s strong liquidity and capital positions.

1 See “Non-GAAP Financial Information” for reconciliation

CONFERENCE CALL

First Merchants Corporation will conduct a second quarter earnings conference call and web cast at 11:30 a.m. (ET) on Tuesday, July 25, 2023.

To access via phone, participants will need to register using the following link where they will be provided a phone number and access code: (https://register.vevent.com/register/BIc7becea7282048a2b5559e10b25ca4af)

In order to view the webcast and presentation slides, please go to (https://edge.media-server.com/mmc/p/athyqu7i) during the time of the call. A replay of the webcast will be available until July 25, 2024.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large, uninsured deposits), credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.
* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	June 30,
	2023	2022
ASSETS
Cash and due from banks	$108,975	$212,559
Interest-bearing deposits	219,480	136,702
Investment securities, net of allowance for credit losses of $245,000 and $245,000	3,891,491	4,630,030
Loans held for sale	27,297	9,060
Loans	12,270,233	11,397,417
Less: Allowance for credit losses - loans	(221,147)	(226,275)
Net loans	12,049,086	11,171,142
Premises and equipment	114,402	117,757
Federal Home Loan Bank stock	41,842	38,111
Interest receivable	89,784	68,728
Goodwill and other intangibles	743,465	753,649
Cash surrender value of life insurance	307,020	323,013
Other real estate owned	7,685	6,521
Tax asset, deferred and receivable	113,724	114,965
Other assets	254,161	198,255
TOTAL ASSETS	$17,968,412	$17,780,492
LIABILITIES
Deposits:
Noninterest-bearing	$2,636,017	$3,435,331
Interest-bearing	11,945,138	11,135,538
Total Deposits	14,581,155	14,570,869
Borrowings:
Federal funds purchased	—	100,000
Securities sold under repurchase agreements	152,472	186,468
Federal Home Loan Bank advances	723,480	598,865
Subordinated debentures and other borrowings	151,325	151,299
Total Borrowings	1,027,277	1,036,632
Interest payable	13,595	2,978
Other liabilities	200,820	192,372
Total Liabilities	15,822,847	15,802,851
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 59,297,148 and 59,059,866 shares	7,412	7,383
Additional paid-in capital	1,233,593	1,226,378
Retained earnings	1,097,399	917,311
Accumulated other comprehensive loss	(217,964)	(198,556)
Total Stockholders' Equity	2,145,565	1,977,641
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$17,968,412	$17,780,492

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Six Months Ended
(Dollars In Thousands, Except Per Share Amounts)	June 30,		June 30,
	2023	2022	2023	2022
INTEREST INCOME
Loans receivable:
Taxable	$186,256	$106,787	$358,609	$185,862
Tax-exempt	7,760	5,990	15,469	11,694
Investment securities:
Taxable	8,886	10,372	17,973	18,882
Tax-exempt	14,279	17,212	30,349	33,087
Deposits with financial institutions	3,164	610	3,801	840
Federal Home Loan Bank stock	1,020	175	1,562	321
Total Interest Income	221,365	141,146	427,763	250,686
INTEREST EXPENSE
Deposits	73,201	8,485	123,886	12,779
Federal funds purchased	123	76	1,420	76
Securities sold under repurchase agreements	979	134	1,827	223
Federal Home Loan Bank advances	6,815	1,774	13,879	2,992
Subordinated debentures and other borrowings	2,412	2,016	4,797	3,675
Total Interest Expense	83,530	12,485	145,809	19,745
NET INTEREST INCOME	137,835	128,661	281,954	230,941
Provision for credit losses - loans	—	16,755	—	16,755
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	137,835	111,906	281,954	214,186
NON-INTEREST INCOME
Service charges on deposit accounts	7,813	7,690	15,172	14,109
Fiduciary and wealth management fees	7,397	7,634	15,259	14,966
Card payment fees	4,537	5,175	9,709	10,898
Net gains and fees on sales of loans	3,632	3,226	6,031	5,425
Derivative hedge fees	672	1,444	1,820	2,362
Other customer fees	742	662	1,259	1,072
Earnings on cash surrender value of life insurance	2,096	1,308	3,384	3,004
Net realized gains (losses) on sales of available for sale securities	(1,392)	90	(2,963)	656
Other income	822	1,048	1,645	1,682
Total Non-Interest Income	26,319	28,277	51,316	54,174
NON-INTEREST EXPENSES
Salaries and employee benefits	54,753	56,041	112,212	98,560
Net occupancy	6,674	6,648	13,933	12,835
Equipment	6,181	6,720	12,307	11,800
Marketing	1,102	1,414	2,411	2,150
Outside data processing fees	6,604	4,881	12,717	9,244
Printing and office supplies	434	381	817	726
Intangible asset amortization	2,182	2,303	4,379	3,669
FDIC assessments	2,740	2,924	4,136	5,116
Other real estate owned and foreclosure expenses	916	(266)	898	298
Professional and other outside services	4,660	10,267	8,358	13,220
Other expenses	6,347	6,000	14,145	12,020
Total Non-Interest Expenses	92,593	97,313	186,313	169,638
INCOME BEFORE INCOME TAX	71,561	42,870	146,957	98,722
Income tax expense	10,699	3,879	22,016	11,145
NET INCOME	60,862	38,991	124,941	87,577
Preferred stock dividends	469	469	938	469
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$60,393	$38,522	$124,003	$87,108
Per Share Data:
Basic Net Income Available to Common Stockholders	$1.02	$0.64	$2.09	$1.55
Diluted Net Income Available to Common Stockholders	$1.02	$0.63	$2.09	$1.54
Cash Dividends Paid to Common Stockholders	$0.34	$0.32	$0.66	$0.61
Average Diluted Common Shares Outstanding (in thousands)	59,448	59,308	59,446	56,516

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
NET CHARGE-OFFS (RECOVERIES)	$1,905	$263	$2,130	$(324)

AVERAGE BALANCES:
Total Assets	$18,170,649	$17,778,221	$18,096,832	$16,627,804
Total Loans	12,369,673	11,175,188	12,253,176	10,220,860
Total Earning Assets	16,968,465	16,435,747	16,896,834	15,355,265
Total Deposits	14,719,913	14,809,528	14,572,480	13,819,111
Total Stockholders' Equity	2,139,877	2,021,123	2,111,658	1,956,532

FINANCIAL RATIOS:
Return on Average Assets	1.34%	0.88%	1.38%	1.05%
Return on Average Stockholders' Equity	11.29	7.62	11.74	8.90
Return on Tangible Common Stockholders' Equity	18.04	12.91	18.91	13.98
Average Earning Assets to Average Assets	93.38	92.45	93.37	92.35
Allowance for Credit Losses - Loans as % of Total Loans	1.80	1.98	1.80	1.98
Net Charge-offs as % of Average Loans (Annualized)	0.06	0.01	0.03	(0.01)
Average Stockholders' Equity to Average Assets	11.78	11.37	11.67	11.77
Tax Equivalent Yield on Average Earning Assets	5.36	3.58	5.21	3.42
Interest Expense/Average Earning Assets	1.97	0.30	1.73	0.26
Net Interest Margin (FTE) on Average Earning Assets	3.39	3.28	3.48	3.16
Efficiency Ratio	52.21	58.45	51.96	55.90
Tangible Common Book Value Per Share	$23.34	$20.45	$23.34	$20.45

NON-PERFORMING ASSETS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022
Non-Accrual Loans	$69,240	$46,576	$42,324	$43,508	$45,970
Troubled Debt Restructures (TDR)	—	—	224	195	233
Non-Performing Loans (NPL)	69,240	46,576	42,548	43,703	46,203
Other Real Estate Owned and Repossessions	7,685	7,777	6,431	6,454	6,521
Non-Performing Assets (NPA)	76,925	54,353	48,979	50,157	52,724
90+ Days Delinquent	428	7,032	1,737	764	592
NPAs & 90 Day Delinquent	$77,353	$61,385	$50,716	$50,921	$53,316

Allowance for Credit Losses - Loans	$221,147	$223,052	$223,277	$226,702	$226,275
Quarterly Net Charge-offs (Recoveries)	1,905	225	2,674	(427)	263
NPAs / Actual Assets %	0.43%	0.30%	0.27%	0.28%	0.30%
NPAs & 90 Day / Actual Assets %	0.43%	0.34%	0.28%	0.29%	0.30%
NPAs / Actual Loans and OREO %	0.63%	0.44%	0.41%	0.43%	0.46%
Allowance for Credit Losses - Loans / Actual Loans (%)	1.80%	1.82%	1.86%	1.94%	1.98%
Net Charge-offs (Recoveries) as % of Average Loans (Annualized)	0.06%	0.01%	0.12%	(0.01)%	0.01%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022
ASSETS
Cash and due from banks	$108,975	$125,818	$122,594	$119,532	$212,559
Interest-bearing deposits	219,480	352,695	126,061	179,593	136,702
Investment securities, net of allowance for credit losses	3,891,491	4,057,389	4,263,788	4,294,768	4,630,030
Loans held for sale	27,297	9,408	9,094	25,394	9,060
Loans	12,270,233	12,241,461	12,003,894	11,650,002	11,397,417
Less: Allowance for credit losses - loans	(221,147)	(223,052)	(223,277)	(226,702)	(226,275)
Net loans	12,049,086	12,018,409	11,780,617	11,423,300	11,171,142
Premises and equipment	114,402	115,857	117,118	116,306	117,757
Federal Home Loan Bank stock	41,842	41,878	38,525	38,056	38,111
Interest receivable	89,784	85,515	85,070	71,605	68,728
Goodwill and other intangibles	743,465	745,647	747,844	750,713	753,649
Cash surrender value of life insurance	307,020	309,090	308,311	306,932	323,013
Other real estate owned	7,685	7,777	6,431	6,454	6,521
Tax asset, deferred and receivable	113,724	103,070	111,222	142,110	114,965
Other assets	254,161	206,355	221,631	244,222	198,255
TOTAL ASSETS	$17,968,412	$18,178,908	$17,938,306	$17,718,985	$17,780,492
LIABILITIES
Deposits:
Noninterest-bearing	$2,636,017	$2,964,355	$3,173,417	$3,356,651	$3,435,331
Interest-bearing	11,945,138	11,738,932	11,209,328	11,078,174	11,135,538
Total Deposits	14,581,155	14,703,287	14,382,745	14,434,825	14,570,869
Borrowings:
Federal funds purchased	—	20	171,560	185,000	100,000
Securities sold under repurchase agreements	152,472	179,067	167,413	194,482	186,468
Federal Home Loan Bank advances	723,480	823,577	823,674	643,769	598,865
Subordinated debentures and other borrowings	151,325	151,312	151,298	151,301	151,299
Total Borrowings	1,027,277	1,153,976	1,313,945	1,174,552	1,036,632
Interest payable	13,595	11,979	7,530	4,971	2,978
Other liabilities	200,820	187,218	199,316	197,971	192,372
Total Liabilities	15,822,847	16,056,460	15,903,536	15,812,319	15,802,851
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125	125	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000	25,000	25,000	25,000
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	7,412	7,407	7,396	7,393	7,383
Additional paid-in capital	1,233,593	1,231,532	1,228,626	1,226,695	1,226,378
Retained earnings	1,097,399	1,057,298	1,012,774	961,542	917,311
Accumulated other comprehensive loss	(217,964)	(198,914)	(239,151)	(314,089)	(198,556)
Total Stockholders' Equity	2,145,565	2,122,448	2,034,770	1,906,666	1,977,641
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$17,968,412	$18,178,908	$17,938,306	$17,718,985	$17,780,492

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022
INTEREST INCOME
Loans receivable:
Taxable	$186,256	$172,353	$156,102	$128,504	$106,787
Tax-exempt	7,760	7,709	6,930	6,500	5,990
Investment securities:
Taxable	8,886	9,087	9,417	10,055	10,372
Tax-exempt	14,279	16,070	17,033	17,261	17,212
Deposits with financial institutions	3,164	637	959	704	610
Federal Home Loan Bank stock	1,020	542	541	314	175
Total Interest Income	221,365	206,398	190,982	163,338	141,146
INTEREST EXPENSE
Deposits	73,201	50,685	33,516	16,644	8,485
Federal funds purchased	123	1,297	808	418	76
Securities sold under repurchase agreements	979	848	541	372	134
Federal Home Loan Bank advances	6,815	7,064	4,932	3,493	1,774
Subordinated debentures and other borrowings	2,412	2,385	2,229	2,105	2,016
Total Interest Expense	83,530	62,279	42,026	23,032	12,485
NET INTEREST INCOME	137,835	144,119	148,956	140,306	128,661
Provision for credit losses - loans	—	—	—	—	16,755
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	137,835	144,119	148,956	140,306	111,906
NON-INTEREST INCOME
Service charges on deposit accounts	7,813	7,359	7,097	7,165	7,690
Fiduciary and wealth management fees	7,397	7,862	7,501	7,221	7,634
Card payment fees	4,537	5,172	4,533	4,776	5,175
Net gains and fees on sales of loans	3,632	2,399	2,087	2,543	3,226
Derivative hedge fees	672	1,148	326	700	1,444
Other customer fees	742	517	362	501	662
Earnings on cash surrender value of life insurance	2,096	1,288	1,515	6,655	1,308
Net realized gains (losses) on sales of available for sale securities	(1,392)	(1,571)	57	481	90
Other income (loss)	822	823	672	(425)	1,048
Total Non-Interest Income	26,319	24,997	24,150	29,617	28,277
NON-INTEREST EXPENSES
Salaries and employee benefits	54,753	57,459	52,331	56,002	56,041
Net occupancy	6,674	7,259	6,638	6,738	6,648
Equipment	6,181	6,126	6,148	5,997	6,720
Marketing	1,102	1,309	3,157	2,401	1,414
Outside data processing fees	6,604	6,113	5,611	6,827	4,881
Printing and office supplies	434	383	390	472	381
Intangible asset amortization	2,182	2,197	2,303	2,303	2,303
FDIC assessments	2,740	1,396	2,295	2,824	2,924
Other real estate owned and foreclosure expenses	916	(18)	197	328	(266)
Professional and other outside services	4,660	3,698	3,961	4,461	10,267
Other expenses	6,347	7,798	6,668	8,025	6,000
Total Non-Interest Expenses	92,593	93,720	89,699	96,378	97,313
INCOME BEFORE INCOME TAX	71,561	75,396	83,407	73,545	42,870
Income tax expense	10,699	11,317	12,647	9,793	3,879
NET INCOME	60,862	64,079	70,760	63,752	38,991
Preferred stock dividends	469	469	468	469	469
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$60,393	$63,610	$70,292	$63,283	$38,522
Per Share Data:
Basic Net Income Available to Common Stockholders	$1.02	$1.07	$1.20	$1.08	$0.64
Diluted Net Income Available to Common Stockholders	$1.02	$1.07	$1.19	$1.08	$0.63
Cash Dividends Paid to Common Stockholders	$0.34	$0.32	$0.32	$0.32	$0.32
Average Diluted Common Shares Outstanding (in thousands)	59,448	59,441	59,384	59,339	59,308
FINANCIAL RATIOS:
Return on Average Assets	1.34%	1.42%	1.59%	1.43%	0.88%
Return on Average Stockholders' Equity	11.29	12.21	14.36	12.54	7.62
Return on Tangible Common Stockholders' Equity	18.04	19.82	24.21	20.85	12.91
Average Earning Assets to Average Assets	93.38	93.35	93.66	92.90	92.45
Allowance for Credit Losses - Loans as % of Total Loans	1.80	1.82	1.86	1.94	1.98
Net Charge-offs (Recoveries) as % of Average Loans (Annualized)	0.06	0.01	0.12	(0.01)	0.01
Average Stockholders' Equity to Average Assets	11.78	11.56	10.98	11.36	11.37
Tax Equivalent Yield on Average Earning Assets	5.36	5.06	4.73	4.11	3.58
Interest Expense/Average Earning Assets	1.97	1.48	1.01	0.56	0.30
Net Interest Margin (FTE) on Average Earning Assets	3.39	3.58	3.72	3.55	3.28
Efficiency Ratio	52.21	51.72	48.60	53.34	58.45
Tangible Common Book Value Per Share	$23.34	$22.93	$21.45	$19.26	$20.45

LOANS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022
Commercial and industrial loans	$3,531,395	$3,502,204	$3,437,126	$3,330,529	$3,297,477
Agricultural land, production and other loans to farmers	230,003	219,598	241,793	221,954	214,904
Real estate loans:
Construction	949,918	960,979	835,582	828,923	745,983
Commercial real estate, non-owner occupied	2,379,819	2,375,410	2,407,475	2,299,272	2,423,185
Commercial real estate, owner occupied	1,179,739	1,244,117	1,246,528	1,268,567	1,264,563
Residential	2,248,473	2,185,943	2,096,655	1,990,668	1,813,297
Home equity	614,366	621,354	630,632	621,619	586,108
Individuals' loans for household and other personal expenditures	172,896	172,389	175,211	173,225	157,264
Public finance and other commercial loans	963,624	959,467	932,892	915,245	894,636
Loans	12,270,233	12,241,461	12,003,894	11,650,002	11,397,417
Allowance for credit losses - loans	(221,147)	(223,052)	(223,277)	(226,702)	(226,275)
NET LOANS	$12,049,086	$12,018,409	$11,780,617	$11,423,300	$11,171,142

DEPOSITS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022
Demand deposits	$8,045,455	$8,422,387	$8,448,797	$8,534,950	$8,785,889
Savings deposits	4,530,255	4,499,487	4,657,140	5,054,490	4,875,880
Certificates and other time deposits of $100,000 or more	1,160,303	1,040,379	742,539	443,588	436,942
Other certificates and time deposits	680,965	574,886	468,712	381,365	446,973
Brokered certificates of deposits	164,177	166,148	65,557	20,432	25,185
TOTAL DEPOSITS	$14,581,155	$14,703,287	$14,382,745	$14,434,825	$14,570,869

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Three Months Ended
	June 30, 2023			June 30, 2022
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
ASSETS
Interest-bearing deposits	$343,253	$3,164	3.69%	$329,626	$610	0.74%
Federal Home Loan Bank stock	41,873	1,020	9.74	38,111	175	1.84
Investment Securities: (1)
Taxable	1,876,676	8,886	1.89	2,189,193	10,372	1.90
Tax-exempt (2)	2,336,990	18,075	3.09	2,703,629	21,788	3.22
Total Investment Securities	4,213,666	26,961	2.56	4,892,822	32,160	2.63
Loans held for sale	19,328	300	6.21	28,491	315	4.42
Loans: (3)
Commercial	8,605,339	150,766	7.01	8,134,050	85,867	4.22
Real estate mortgage	2,031,136	20,345	4.01	1,458,317	12,657	3.47
Installment	831,775	14,844	7.14	772,610	7,948	4.11
Tax-exempt (2)	882,095	9,823	4.45	781,720	7,582	3.88
Total Loans	12,369,673	196,078	6.34	11,175,188	114,369	4.09
Total Earning Assets	16,968,465	227,223	5.36%	16,435,747	147,314	3.58%
Total Non-Earning Assets	1,202,184			1,342,474
TOTAL ASSETS	$18,170,649			$17,778,221
LIABILITIES
Interest-Bearing Deposits:
Interest-bearing deposits	$5,546,232	$34,574	2.49%	$5,372,474	$4,569	0.34%
Money market deposits	2,766,876	18,684	2.70	3,024,560	2,130	0.28
Savings deposits	1,724,816	3,884	0.90	1,966,054	916	0.19
Certificates and other time deposits	1,883,998	16,059	3.41	948,799	870	0.37
Total Interest-Bearing Deposits	11,921,922	73,201	2.46	11,311,887	8,485	0.30
Borrowings	1,110,486	10,329	3.72	818,851	4,000	1.95
Total Interest-Bearing Liabilities	13,032,408	83,530	2.56	12,130,738	12,485	0.41
Noninterest-bearing deposits	2,797,991			3,497,641
Other liabilities	200,373			128,719
Total Liabilities	16,030,772			15,757,098
STOCKHOLDERS' EQUITY	2,139,877			2,021,123
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,170,649	83,530		$17,778,221	12,485
Net Interest Income (FTE)		$143,693			$134,829
Net Interest Spread (FTE) (4)			2.80%			3.17%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			5.36%			3.58%
Interest Expense / Average Earning Assets			1.97%			0.30%
Net Interest Margin (FTE) (5)			3.39%			3.28%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2023 and 2022. These totals equal $5,858 and $6,168 for the three months ended June 30, 2023 and 2022, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Six Months Ended
	June 30, 2023			June 30, 2022
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing deposits	$258,504	$3,801	2.94%	$406,698	$840	0.41%
Federal Home Loan Bank stock	40,821	1,562	7.65	33,040	321	1.94
Investment Securities: (1)
Taxable	1,900,247	17,973	1.89	2,074,074	18,882	1.82
Tax-exempt (2)	2,444,086	38,416	3.14	2,620,593	41,882	3.20
Total Investment Securities	4,344,333	56,389	2.60	4,694,667	60,764	2.59
Loans held for sale	21,952	660	6.01	18,181	355	3.91
Loans: (3)
Commercial	8,544,945	290,428	6.80	7,504,740	150,545	4.01
Real estate mortgage	1,972,680	38,736	3.93	1,191,075	20,497	3.44
Installment	836,088	28,785	6.89	741,994	14,465	3.90
Tax-exempt (2)	877,511	19,581	4.46	764,870	14,803	3.87
Total Loans	12,253,176	378,190	6.17	10,220,860	200,665	3.93
Total Earning Assets	16,896,834	439,942	5.21%	15,355,265	262,590	3.42%
Total Non-Earning Assets	1,199,998			1,272,539
Total Assets	$18,096,832			$16,627,804
Liabilities:
Interest-Bearing deposits:
Interest-bearing deposits	$5,405,696	$59,237	2.19%	$5,200,923	$6,977	0.27%
Money market deposits	2,756,519	32,261	2.34	2,770,904	3,002	0.22
Savings deposits	1,775,233	6,849	0.77	1,917,005	1,357	0.14
Certificates and other time deposits	1,676,291	25,539	3.05	813,482	1,443	0.35
Total Interest-Bearing Deposits	11,613,739	123,886	2.13	10,702,314	12,779	0.24
Borrowings	1,201,392	21,923	3.65	718,270	6,966	1.94
Total Interest-Bearing Liabilities	12,815,131	145,809	2.28	11,420,584	19,745	0.35
Noninterest-bearing deposits	2,958,741			3,116,797
Other liabilities	211,302			133,891
Total Liabilities	15,985,174			14,671,272
Stockholders' Equity	2,111,658			1,956,532
Total Liabilities and Stockholders' Equity	$18,096,832	145,809		$16,627,804	19,745
Net Interest Income (FTE)		$294,133			$242,845
Net Interest Spread (FTE) (4)			2.93%			3.07%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			5.21%			3.42%
Interest Expense / Average Earning Assets			1.73%			0.26%
Net Interest Margin (FTE) (5)			3.48%			3.16%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2023 and 2022. These totals equal $12,179 and $11,904 for the six months ended June 30, 2023 and 2022, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

ADJUSTED EPS EXCLUDING PAYCHECK PROTECTION PROGRAM ("PPP") AND ACQUISITION-RELATED EXPENSES - NON-GAAP
(Dollars In Thousands, Except Per Share Amounts)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2023	2023	2022	2022	2022	2023	2022
Net Income Available to Common Stockholders - GAAP	$60,393	$63,610	$70,292	$63,283	$38,522	$124,003	$87,108
Adjustments:
PPP loan income	(9)	(25)	(109)	(323)	(891)	(34)	(2,775)
Acquisition-related expenses	—	—	413	3,417	12,549	—	12,701
Acquisition-related provision expense	—	—	—	—	16,755	—	16,755
Tax on adjustment	2	6	(75)	(759)	(6,967)	8	(6,542)
Adjusted Net Income Available to Common Stockholders - Non-GAAP	$60,386	$63,591	$70,521	$65,618	$59,968	$123,977	$107,247

Average Diluted Common Shares Outstanding (in thousands)	59,448	59,441	59,384	59,339	59,308	59,446	56,516

Diluted Earnings Per Common Share - GAAP	$1.02	$1.07	$1.19	$1.08	$0.63	$2.09	$1.54
Adjustments:
PPP loan income	—	—	(0.01)	—	(0.01)	—	(0.05)
Acquisition-related expenses	—	—	0.01	0.05	0.22	—	0.22
Acquisition-related provision expense	—	—	—	—	0.30	—	0.30
Tax on adjustment	—	—	—	(0.01)	(0.13)	—	(0.12)
Adjusted Diluted Earnings Per Common Share - Non-GAAP	$1.02	$1.07	$1.19	$1.12	$1.01	$2.09	$1.89

RETURN ON TANGIBLE COMMON EQUITY - NON-GAAP
(Dollars In Thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2023	2023	2022	2022	2022	2023	2022
Total Average Stockholders' Equity (GAAP)	$2,139,877	$2,083,125	$1,958,041	$2,018,156	$2,021,123	$2,111,658	$1,956,532
Less: Average Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(12,625)
Less: Average Intangible Assets, Net of Tax	(737,489)	(739,190)	(741,632)	(744,069)	(745,614)	(738,334)	(656,042)
Average Tangible Common Equity, Net of Tax (Non-GAAP)	$1,377,263	$1,318,810	$1,191,284	$1,248,962	$1,250,384	$1,348,199	$1,287,865

Net Income Available to Common Stockholders (GAAP)	$60,393	$63,610	$70,292	$63,283	$38,521	$124,003	$87,108
Plus: Intangible Asset Amortization, Net of Tax	1,724	1,734	1,819	1,819	1,820	3,458	2,898
Tangible Net Income (Non-GAAP)	$62,117	$65,344	$72,111	$65,102	$40,341	$127,461	$90,006

Return on Tangible Common Equity (Non-GAAP)	18.04%	19.82%	24.21%	20.85%	12.91%	18.91%	13.98%